Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 5, 2020
The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco Oppenheimer Municipal Fund. You should read this supplement carefully in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
On June 3, 2020, the Board of Trustees (the “Board”) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”) approved changes to the name, investment objective and principal investment strategies of Invesco Oppenheimer Municipal Fund (the “Fund”) in connection with repositioning the Fund as an environmentally-focused municipal fund. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated and the Fund will implement an investment strategy that incorporates environmental criteria. This supplement describes these changes and the corresponding additional risks, including the risks related to the Fund’s environmental focus.
Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gain distributions to shareholders.
Accordingly, effective on or about September 4, 2020, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:
1.	The Fund will be renamed “Invesco Environmental Focus Municipal Fund.”
2.	The Fund’s investment objective will be changed from “seek tax-free income” to “seeks to provide a high level of current income exempt from federal income tax, consistent with preservation of capital.”
3.	The following or similar information regarding the Fund’s new strategy to incorporate environmental criteria will replace in its entirety similar information appearing in the strategies sections of the Fund’s Summary and Statutory Prospectuses:
“Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual income tax. The policy stated in the foregoing sentence may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (1940 Act). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. Under normal market conditions, Invesco Advisers, Inc. (Invesco or the Adviser) seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets in investment grade municipal securities. Investment grade securities are: (i) securities rated BBB- or higher by S&P Global Ratings (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities.
The Adviser seeks to focus the Fund’s investments in municipal securities issued by issuers involved in projects or technologies with high potential positive environmental impact as determined by the Adviser using its proprietary evaluation system in areas such as land, water and energy conservation. Such investments may include, but are not limited to, investments in projects or technologies intended to minimize anthropogenic impacts on climate, such as those relating to energy efficiency, mass transit, carbon capture technologies and renewable energy (including solar, wind, geothermal, and hydropower), as well as investments in issuers with positive environmental performance records based on metrics determined by the Adviser. Further, the Adviser seeks to exclude investments where tax and other related revenue from a security’s issuer is derived from the leasing of extractive rights, such as fossil fuel reserves and also excludes securities from other sectors that do not meet the Fund’s environmental criteria.
The principal types of municipal debt securities purchased by the Fund are revenue obligations and general obligations. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, and participation certificates. The Fund may invest in these and other types of municipal securities. Under normal market conditions, the Fund invests primarily in municipal securities classified as revenue bonds.
Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities below investment grade. These types of securities are commonly referred to as junk bonds. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category.
The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its net assets in tax-exempt money market funds and such instruments will be treated as investments consistent with the Fund’s 80% fundamental policy.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
The Fund may invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that a Fund buys or sells a security with payment and delivery taking place in the future.
The Fund can invest in inverse floating rate municipal obligations issued in connection with tender option bond programs to generate leverage.
The Fund can invest in derivative instruments, including futures contracts and swap contracts.
The Fund can use futures contracts, including Treasury futures, to gain or reduce exposure to certain asset classes.
The Fund can use swap contracts, including interest rate swaps, to hedge its exposure to interest rates.
The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations regarding the direction of interest rates and other economic factors. The Adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund’s investment policies.
In selecting securities for investment, the Adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. In addition, the Adviser uses a proprietary environmental focus scoring system to evaluate securities based on pre-determined environmental focus and sustainability factors to determine suitability for inclusion in the Fund’s portfolio. These factors include, but are not limited to, the issuer’s stated mission with respect to positive environmental outcomes or its stated environmental impact plan, whether an issuer has engaged in any policies or activities evidencing a significant negative environmental impact, whether proceeds raised through the issuance of a security will be used toward achieving a positive environmental outcome, and whether proceeds will be raised through revenues related to extractive industries (such as fuel surcharges). Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents. The Adviser generally excludes investments where tax and other related revenue from a security’s issuer is derived from the leasing of extractive rights, such as fossil fuel reserves, and investments from certain sectors that do not meet the Fund’s environmental criteria, from the list of eligible Fund investments.
Once eligible investments are identified, decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, potential for positive environmental impact and environmental focus risks, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality or potential for positive environmental impact, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.”
4.	The risk sections of the Fund's Summary and Statutory Prospectuses will be updated to emphasize certain risks related to the new strategy, including those related to the Fund’s environmental focus as described below, and to remove certain risks that correspond with changes to the Fund's principal investment strategies, including, but not limited to, ”Risks of Tobacco Related Bonds,” “Risks of Land-Secured or “Dirt” Bonds” and “Risks of Borrowing and Leverage.”
Environmental Focus Criteria Risk. Because the Fund evaluates environmental focus factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under the Fund's environmental focus scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on environmental focus factors or funds that use a different environmental focus scoring methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund's ability to apply its methodology, which in turn could negatively impact the Fund's performance. In addition, the Fund's assessment of a company, based on the company's level of involvement in a particular industry or the company's environmental focus score, may differ from that of other funds or an investor. As a result, the companies deemed eligible for inclusion in the Fund's portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable environmental focus characteristics if different metrics were used to evaluate them.
5.	The portfolio managers for the Fund will be Mark Paris, Tim Benzel, Eddie Bernhardt, Tim O’Reilly, Galen True and Julius Williams.
6.	The Fund will change its broad-based index from the Bloomberg Barclays Municipal Bond Index to the S&P Municipal Bond Index, the style-specific index from the U.S Consumer Price Index to the S&P Municipal Bond 5+ Year Investment Grade Index, and the Lipper General Municipal Debt Funds Index will be added as the Fund’s peer group benchmark.
A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.
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